UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 31, 2006 (October 25, 2006)
Date of Report (Date of earliest event reported)

VINEYARD NATIONAL BANCORP
(Exact name of registrant as specified in its charter)

California	000-20862	33-0309110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Corona Pointe Court, Corona, California	92879
(Address of principal executive offices)	(Zip Code)

(951)271-4232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) Appointment of Principal Officers

On October 31, 2006, Vineyard National Bancorp (the "Company") announced the appointment of John Christopher Walsh to the position of Executive Vice President and Chief Banking Officer and Donald H. Pelgrim, Jr. to the position of Executive Vice President and Chief Administrative Officer of its operating subisidary, Vineyard Bank (the "Bank").

Mr. Walsh  has over twenty-five years of experience in lending, business development and team management in Southern California.  Starting his career with Security Pacific National Bank, he has held senior management positions with Bank of California, U.S. Trust, California Bank & Trust and was the President of Sunwest Bank. Immediately prior to joining the Company, he was the Executive Vice President and Head of Relationship Banking at Commercial Capital Bank.  Mr. Walsh is 48 years old.

Mr. Walsh's employment with the Bank commenced on October 25, 2006.  As Executive Vice President and Chief Banking Officer of the Bank, Mr. Walsh will receive a base salary of $250,000 per annum, and upon employment, he was granted 12,500 shares of the Company's restricted stock, which cliff vest after four years of employment.  There are no family relationships between Mr. Walsh and directors or executive officers of the Company, and Mr. Walsh has not had any material interest in any transactions of the Company.

Mr. Pelgrim has been employed with the Bank since October 2004 as Senior Vice President and Director of Strategic Partners and has twenty-two years of experience in the financial sector.  Immediately prior to his employment with the Bank, Mr. Pelgrim worked as an attorney at Rutan & Tucker, LLP with an emphasis in corporate, securities, and real estate financial law.  Mr. Pelgrim is 44 years old.

Mr. Pelgrim will move into his new role with the Bank effective November 1, 2006.  As Executive Vice President and Chief Administrative Officer of the Bank, Mr. Pelgrim will receive a base salary of $225,000 per annum and will be granted 10,000 shares of the Company's restricted stock, which cliff vest after four years of employment.  There are no family relationships between Mr. Pelgrim and directors or executive officers of the Company, and Mr. Pelgrim has not had any material interest in any transactions of the Company.

In conjunction with their new roles at the Bank, Mr. Walsh and Mr. Pelgrim will receive two year change of control agreements with the Bank, a form of which is attached hereto as Exhibit 10.1.  They are also eligible for incentive and bonus plans at the discretion of the Company's Board of Directors.

A copy of the press release announcing the Bank's new executive officers is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(a)    Not applicable
(b)    Not applicable
(c)    Not applicable
(d)    The following exhibits are included with this Report:

       Exhibit 10.1   Form of change of control agreement
    Exhibit 99.1   Press release dated October 31, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP

Date: October 31, 2006	By:	/s/ Gordon Fong
Gordon Fong
Executive Vice President and Chief Financial Officer